UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

October 16, 2018
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation or organization)	Commission File Number:	(IRS Employer Identification No.)
800 N. Glebe Road, Suite 500, Arlington, Virginia 22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On October 16, 2018, Evolent Health, Inc. (the "Company" or "we") issued a press release announcing the intention to offer $125.0 million aggregate principal amount of its convertible senior notes due 2025 (the “notes”) in a private offering, subject to market and other conditions. In connection with the private offering, we are providing the following information, which is also disclosed in the confidential offering memorandum for the private offering:

Risks relating to our business and industry

The market for health care in the United States is in the early stages of structural change and is rapidly evolving, which makes it difficult to forecast demand for our products and services.

The market for health care in the United States is in the early stages of structural change and is rapidly evolving. Our future financial performance will depend in part on growth in this market and on our ability to adapt to emerging demands of this market. It is difficult to predict with any precision the future growth rate and size of our target market.

The rapidly evolving nature of the market in which we operate, as well as other factors that are beyond our control, reduce our ability to accurately evaluate our long-term outlook and forecast annual performance. We believe that demand for our products and services has been driven in large part by price pressure in traditional FFS health care, a regulatory environment that is incentivizing value-based care models, a rapid expansion of retail insurance, broader use of the Internet and advances in technology. Widespread acceptance of the value-based care model is critical to our future growth and success. A reduction in demand for our products and services caused by lack of acceptance, technological challenges, competing offerings or other factors would result in a lower revenue growth rate or decreased revenue, either of which could negatively impact our business and results of operations. For example, a large portion of New Century’s revenue is derived from customers in the managed care industry, including risk bearing providers and national and regional managed care companies. Changes in this industry’s business practices could negatively impact us and New Century. For example, if New Century’s managed care customers seek to provide services directly to their subscribers instead of contracting with New Century for such services, we and New Century could be adversely affected. In addition, our business, financial condition and results of operations may be adversely affected if health care reform is not implemented in accordance with our expectations or if it is amended in a way that impacts our business and results in our failure to execute our growth strategies.

We have made and may make acquisitions, investments and alliances, including the completed acquisitions of Valence Health, Aldera, New Century and assets from NMHC, which may be difficult to integrate, divert management resources, result in unanticipated costs or dilute our stockholders.

Part of our business strategy is to acquire or invest in companies, businesses, products or technologies that complement our current products and services, enhance our market coverage or technical capabilities or offer growth opportunities. This may include acquiring or investing in companies, businesses, products or technologies that are tangential to our current business and in which we have limited or no prior operating experience, which was the case in our recent acquisition of assets from NMHC. That and other acquisitions, investments or alliances, including the recent acquisition of New Century, could result in new, material risks to our results of operations, financial condition, business and prospects. These new risks could include increased variability in revenues and prospects associated with various risk sharing arrangements. Consistent with our business strategy, we continuously evaluate, and are currently in the process of evaluating, potential acquisition targets and investments. However, there can be no assurance that any of these potential acquisitions or investments will be consummated. As an example, in December 2017, we announced the termination of a previously announced agreement whereby we had agreed to purchase Premier Health Plan, subject to certain closing conditions.

In February 2016, we entered into a strategic alliance with a leading nonprofit community-based and provider-sponsored health plan administering Kentucky Medicaid and federal Medicare Advantage benefits. More recently, on October 3, 2016, we completed the acquisition of Valence Health, on November 1, 2016, we completed the acquisition of Aldera, on January 2, 2018, we completed the acquisition of assets from NMHC and on October 1, 2018, we completed the acquisition of New Century. The recently completed acquisitions of Valence Health, Aldera, New Century and assets from NMHC, as well as other acquisitions, investments and alliances, could pose numerous risks to our business which could negatively impact our financial condition and results of operations, including:

•	difficulty integrating the purchased operations, products or technologies;

•	substantial unanticipated integration costs, delays and challenges that may arise in integration;

•	assimilation of the acquired businesses, which may divert significant management attention and financial resources from our other operations and could disrupt our ongoing business;

•	the loss of key customers who are in turn subject to risks and financial dislocation in their businesses;

•	the loss of key employees, particularly those of the acquired operations;

•	difficulty retaining or developing the acquired business’ customers;

•	adverse effects on our existing business relationships with customers, suppliers, other partners, standing with regulators;

•	challenges related to the integration and operation of businesses that operate in new geographic areas and new markets or lines of business;

•	unanticipated financial losses in the acquired business, including the risk of higher than expected health care costs;

•	failure to realize the potential cost savings or other financial benefits or the strategic benefits of the acquisitions, including failure to consummate any proposed or contemplated transaction; and

•
liabilities, including acquired litigation, and expenses from the acquired businesses for contractual disputes with customers and other third parties, infringement of intellectual property rights, data privacy violations or other claims and failure to obtain indemnification for such liabilities or claims, and distraction of our personnel in connection with any related proceedings.

We may be unable to integrate the operations, products, technologies or personnel gained through the Valence Health, Aldera, New Century or NMHC acquisitions, or integrate or complete any other such transaction without a material adverse effect on our business, financial condition and results of operations. Transaction agreements may impose limitations on our ability, or the ability of the business to be acquired, to conduct business. Events outside our control, including operating changes or regulatory changes, could also adversely affect our ability to realize anticipated revenues, synergies, benefits and cost savings. In addition, revenues of acquired businesses or companies, prior to and after consummation of a transaction, may be less than expected. Counterparties in transactions may have contracts with customers and other business partners which may require consents from these parties in connection with a transaction. If these consents cannot be obtained, the Company may suffer a loss of potential future revenue and may lose rights that are material to its business and the business of any combined company. Any such disruptions could limit our ability to achieve the anticipated benefits of the transaction. Any integration may be unpredictable, or subject to delays or changed circumstances, and we and any targets may not perform in accordance with our expectations.

We have also entered into a number of joint ventures. Conflicts or disagreements between us and any joint venture partner may negatively impact the benefits expected to be achieved by the joint venture or may ultimately threaten the ability of such joint venture to continue. We are also subject to additional risks and uncertainties because we may be dependent upon and subject to the liability, losses or reputational damage relating to joint venture partners that are not entirely under our control.

In connection with these acquisitions, investments or alliances, we could incur significant costs, debt, amortization expenses related to intangible assets or large and immediate write-offs or other impairments or charges, assume liabilities or issue stock that would dilute our current stockholders’ ownership. For example, as part of the closing consideration for the Valence Health acquisition, we issued 6.8 million shares of our Class A common stock. In addition, in connection with the acquisition of New Century, we issued 3,120,301 shares of Class B common stock which is convertible into Class A common stock, and New Century’s management’s team may be eligible to receive an additional $20,000,000 as Earnout Consideration, subject to the satisfaction of certain conditions related to the operating results of New Century in 2019. The Earnout Consideration may be settled, among other options, in the form of Class B common stock, which could have an adverse effect on the market price of our Class A common stock. In addition, the market price for our Class A common stock could be affected, following the consummation of any other transaction, by factors that have not historically affected the market price for our Class A common stock.

Failure to accurately underwrite performance-based contracts or to avoid reductions in performance-based contract rates could result in a reduction in profitability for New Century or us.

New Century, which we recently acquired, derives its revenue primarily from arrangements under which New Century assumes responsibility for a portion of the total cost of treatments (for oncology and cardiology patients) in exchange for a fixed fee. These are typically referred to as “performance-based contracts”. As a result of the recent acquisition of New Century and our own continued growth and expansion into performance-based contracts and products, if the Company is unable to accurately underwrite the health care cost risk for New Century and other performance-based contracts and products and control associated costs, the Company’s profitability could decline. The profitability of New Century’s performance-based contracts could also be reduced if New Century is unable to maintain its historical margins. The competitive environment for New Century’s performance-based products could result in pricing pressures which could cause New Century to reduce its rates. In addition, customer demands or expectations as to margin levels could cause New Century to reduce its rates. A reduction in performance-based contract rates which are not accompanied by a reduction in covered services or expected underlying care trend could result in a decrease of New Century’s operating margins.

Our offshore support and professional services may prove difficult to manage or may not allow us to realize our cost reduction goals.

We use certain offshore resources to provide certain support and professional services, which requires technical and logistical coordination. If we are unable to maintain acceptable standards of quality in support and professional services, our attempts to reduce costs and drive growth through margin improvements in technical support and professional services may be negatively impacted, which would adversely affect our results of operations. Our offshore resources, and their ability to provide support and professional services to our domestic operations, are subject to domestic regulation at the federal, state and local levels. In certain cases, those regulations restrict or prohibit us from using our offshore resources. As a result, we may not be able to reduce costs for our domestic operations or fully realize our margin improvement goals.

Risks relating to our structure

The conditional conversion feature of the notes, if triggered, may adversely affect our financial condition and operating results.

In the event the conditional conversion feature of the notes is triggered, holders of notes will be entitled to convert the notes at any time during specified periods at their option. See “Description of notes-Conversion rights.” If one or more holders elect to convert their notes, unless we elect to satisfy our conversion obligation by delivering solely shares of our Class A common stock (other than paying cash in lieu of delivering any fractional share), we would be required to settle a portion or all of our conversion obligation through the payment of cash, which could adversely affect our liquidity. In addition, even if holders do not elect to convert their notes, we could be required under applicable accounting rules to reclassify all or a portion of the outstanding principal of the notes as a current rather than long-term liability, which would result in a material reduction of our net working capital.

The accounting method for convertible debt securities that may be settled in cash, such as the notes, could have a material effect on our reported financial results.

Under Accounting Standards Codification 470-20, Debt with Conversion and Other Options, which we refer to as ASC 470-20, an entity must separately account for the liability and equity components of the convertible debt instruments (such as the notes) that may be settled entirely or partially in cash upon conversion in a manner that reflects the issuer’s economic interest cost. The effect of ASC 470-20 on the accounting for the notes is that the equity component is required to be included in the additional paid-in capital section of stockholders’ equity on our consolidated balance sheet, and the value of the equity component would be treated as original issue discount for purposes of accounting for the debt component of the notes. As a result, we may be required to record a greater amount of non-cash interest expense in current periods presented as a result of the amortization of the discounted carrying value of the notes to their face amount over the term of the notes. We may report lower net income in our financial results because ASC 470-20 will require interest to include both the current period’s amortization of the debt discount and the instrument’s coupon interest, which could adversely affect our reported or future financial results, the trading price of our Class A common stock and the trading price of the notes.

In addition, under certain circumstances, convertible debt instruments (such as the notes) that may be settled entirely or partly in cash are currently accounted for utilizing the treasury stock method, the effect of which is that the shares issuable upon conversion of the notes are not included in the calculation of diluted earnings per share except to the extent that the conversion value of the notes exceeds their principal amount. Under the treasury stock method, for diluted earnings per share purposes, the transaction is accounted for as if the number of shares of common stock that would be necessary to settle such excess, if we elected to settle such excess in shares, are issued. We cannot be sure that the accounting standards in the future will continue to permit the use of the treasury stock method. If we are unable to use the treasury stock method in accounting for the shares issuable upon conversion of the notes, then our diluted earnings per share would be adversely affected.

Risks relating to our Class A Common Stock

We previously identified a material weakness in our internal control over financial reporting in both fiscal years 2016 and 2017. Although we believe this material weakness has since been remediated, our independent registered public accounting firm may disagree when it assesses our internal control over financial reporting in connection with its audit of our annual financial statements for the year ended December 31, 2018. If our conclusion that our previously reported material weakness has been remediated subsequently proves to be incorrect or if we identify additional material weaknesses in the future, we and our auditor may conclude that our internal control over financial reporting is not effective and we may be unable to produce timely and accurate financial statements, any of which could adversely impact our investors’ confidence and our stock price.

Prior to the completion of our IPO, we were a private company and had limited accounting personnel to fully execute our accounting processes and address our internal control over financial reporting. Upon becoming a publicly-traded company, we became required to comply with the SEC’s rules implementing Sections 302 and 404 of the Sarbanes-Oxley Act, which require management to certify financial and other information in our quarterly and annual reports and provide an annual management report on the effectiveness of controls over financial reporting.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP. During the course of preparing for our IPO, we determined that we had a material weakness in the design and operating effectiveness of our internal control over financial reporting. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis. The material weakness that we identified was that we did not maintain a sufficient complement of resources with an appropriate level of accounting knowledge, experience and training to address accounting for complex, non-routine transactions. This material weakness resulted in the revision of the Company’s consolidated financial statements for the quarter ended June 30, 2017. As a result of this material weakness, our management concluded as of December 31, 2016 and as of December 31, 2017 that our internal control over financial reporting was not effective, and also that our disclosure controls and procedures were not effective. In addition, our independent registered public accounting firm, which audits our annual financial statements, issued an adverse opinion on the effectiveness of internal control over financial reporting as of December 31, 2017.

We believe we have remediated the previously identified material weakness as of June 30, 2018. Our remediation efforts included hiring additional, and reallocating existing, accounting and finance personnel with technical accounting and financial reporting experience, enhancing our training programs within our accounting and finance department, enhancing our internal review procedures during the financial statement close process and refining our existing internal control documentation. However, our independent registered accounting firm will not assess our internal control over financial reporting again until it completes its audit of our annual financial statements for fiscal year 2018 and we cannot assure you that our independent registered public accounting firm will agree with our assessment that our material weakness has been remediated or what our auditor’s conclusion will be about the effectiveness of our internal control over financial reporting when it completes its next audit in early 2019. In addition, we cannot assure you that the remediation measures we have taken to design and implement an effective control environment to date will be sufficient to identify or prevent future material weaknesses or significant deficiencies from occurring. Any newly identified material weakness could result in a misstatement of our financial statements or disclosures that would result in a material misstatement of our annual or interim consolidated financial statements that would not be prevented or detected.

A control system, no matter how well designed and operated, can provide only reasonable assurance that the control system’s objectives will be met. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that misstatements due to error or fraud will not occur or that all control issues and all instances of fraud will be detected. If we identify future material weaknesses in our internal control over financial reporting or if we are unable to comply with the demands that are placed upon us as a public company, including the requirements of Section 404 of the Sarbanes-Oxley Act, in a timely manner, we may be unable to accurately report our financial results, or report them within the timeframes required by the SEC. In addition, if we are unable to assert that our internal control over financial reporting is effective, or if our independent registered public accounting firm is unable to express an opinion as to the effectiveness of our internal control over financial reporting, investors may lose confidence in the accuracy and completeness of our financial reports and the market price of our Class A common stock could be negatively affected. We also could become subject to investigations by the NYSE, the SEC or other regulatory authorities.

The information furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject Evolent Health, Inc. or any other person to liability under that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing

Item 8.01. Other Events.

On October 16, 2018, the Company issued a press release announcing the intention to offer $125.0 million aggregate principal amount of its convertible senior notes due 2025 in a private offering, subject to market and other conditions. The Company also expects to grant the initial purchasers in the proposed offering an option to purchase up to an additional $18.75 million aggregate principal amount of notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The notes and the Class A common stock of the Company, par value $0.01, issuable upon conversion of the notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and unless so registered, may not be offered or sold in the United States, except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

This report shall not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities law of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

The following documents are filed as exhibits to this report:

Exhibit
Number	Description
99.1	Press Release of Evolent Health, Inc., dated October 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Jonathan D. Weinberg
Name:	Jonathan D. Weinberg
Title:	General Counsel and Secretary
(Duly Authorized Officer)

Date: October 16, 2018